RELATED PARTY TRANSACTION - MIKAH PURCHASE AGREEMENT AND NOTE PAYABLE; HAKIM EMPLOYMENT AGREEMENT(Details) (USD $)	Dec. 31, 2013	Mar. 31, 2013
Face value of Note	$ 10,000,000
Net present value of Note at date of issuance	5,597,317
Aggregate cost of ANDA’s acquired	5,597,317
Debt discount at date of Note issuance	$ 3,932,879	$ 0